EXHIBIT 32.1

      Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant
                      to Section 906 of the Sarbanes-Oxley
                                   Act of 2002


I, Michael Timms, Chief Executive Officer and President of Australian Forest Industries (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 17, 2006

/s/ Michael Timms
---------------------------
Michael Timms
Chief Executive Officer and President